UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2020

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-37606	98-0608404
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

51 West 52nd Street, 7th Floor, New York, NY USA 10019
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-844-689-3939

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 6, 2020, Anavex Life Sciences Corp. (the “Company”) announced that it presented at the 13th international conference on Clinical Trials on Alzheimer’s Disease (CTAD) results from the proof of concept Phase 2 controlled trial evaluating the safety, tolerability, and efficacy of ANAVEX®2-73 (blarcamesine) in patients with Parkinson’s disease dementia (PDD). CTAD is an annual conference focused on Alzheimer’s research and development and takes place this year as a virtual event on November 4-7th, 2020.

The study found that ANAVEX®2-73 (blarcamesine)  was well tolerated in oral doses up to 50 mg once daily. The results showed clinically meaningful, dose-dependent, and statistically significant improvements in the Cognitive Drug Research (CDR) computerized assessment system analysis. The study validated the precision medicine approach of targeting SIGMAR1 as a genetic biomarker of response to ANAVEX®2-73 (blarcamesine), confirming SIGMAR1 activation as mechanism of action. These results support continued development in PDD and Parkinson’s disease as well as the currently ongoing Phase 2 and Phase 2/3 clinical studies with ANAVEX®2-73 (blarcamesine) in Rett syndrome and Alzheimer’s disease.

The Company’s press release dated November 6, 2020 and the presentation dated November 6, 2020 entitled “ANAVEX®2-73 (blarcamesine) Currently in Phase 2b/3 Early Alzheimer’s Disease (AD): Analysis of Cognitive Outcome Measures Relevant to AD of Double-blind, Multicenter, Placebo-controlled Phase 2 Clinical Trial in 132 Patients with Parkinson’s Disease Dementia” (the “Presentation”) are filed herewith as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference herein.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical in nature are forward-looking statements. These statements include, but are not limited to, statements relating to the implications of clinical data, any subsequent presentation related thereto and any future studies. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those projected in any of such statements due to various factors, including the risks set forth in the Company’s most recent Annual Report on Form 10-K filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Anavex Life Sciences Corp. undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of the Company dated November 6, 2020
99.2	The Presentation dated November 6, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

/s/ Christopher Missling
Name: Christopher Missling, PhD
Title: Chief Executive Officer

Date: November 6, 2020

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